UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): March 7, 2012

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

 Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 7, 2012, the board of trustees (the “Board”) of FS Energy and Power Fund (the “Company”) declared two regular semi-monthly cash distributions of $0.02605 per share each.  Both distributions will be paid on March 30, 2012, the first to shareholders of record on March 15, 2012 and the second to shareholders of record on March 29, 2012.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of March 7, 2012, the Board approved the third amended and restated declaration of trust (as amended, the “Declaration of Trust”) and the amended and restated bylaws (as amended, the “Bylaws”) of the Company.

Given below is a description of the amended provisions of the Declaration of Trust.

•	The minimum number of trustees comprising the Board is three.
•	Any trustee elected by the trustees without a shareholder vote to fill a vacancy as a result of the expansion of the size of the Board who remains a trustee of the Company at the time of the next annual meeting of shareholders will be submitted to the shareholders for election to the Board at such annual meeting of shareholders.
•	Vacancies among the independent trustees’ positions on the Board will be filled by the affirmative vote of a majority of the remaining independent trustees in office.
•	The Board is permitted to subdivide or combine the outstanding shares into a greater or lesser number of outstanding shares.
•	The Board may classify prior to issuance or reclassify after issuance any shares of the Company.
•	Prior to the occurrence of a listing of the common shares of the Company on a national securities exchange, if the Company is offering shares in a public offering registered with the U.S. Securities and Exchange Commission (a “Public Offering”), subject to any required heightened suitability standards set forth in the prospectus related to such Public Offering, in order to purchase shares from the Company in the Public Offering, a prospective shareholder must represent to the Company that such prospective shareholder satisfies any suitability standards required by the guidelines published by the North American Securities Administrators Association applicable to the Company, as such standards may be amended from time to time, that are set forth in the applicable prospectus.
•	Until the common shares of the Company have been listed on a national securities exchange, upon the affirmative vote of shares entitled to cast a majority of the votes entitled to be cast on the matter, shareholders may amend the Declaration of Trust, without the necessity for concurrence by the Board.
•	Until the common shares of the Company have been listed on a national securities exchange, the holders of outstanding shares of a class of shares will be entitled to vote as a class upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. Approval of any such amendment by such class will require at least a majority of the votes cast by such class at a meeting of shareholders duly called and at which a quorum is present.
•	The Company will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by the person being indemnified unless, among other conditions, there has been a successful adjudication on the merits of each count involving alleged securities law violations as to such indemnified person.

Given below is a description of the amended provisions of the Bylaws:

•	The minimum number of trustees comprising the Board is three.
•	Vacancies among the independent trustees’ positions on the Board will be filled by the affirmative vote of a majority of the remaining independent trustees in office.

 The foregoing descriptions of the Declaration of Trust and Bylaws, as set forth in this Item 5.03, are each qualified in their entirety by reference to the text of these documents, which are filed as Exhibits 3.1 and 3.2 and are incorporated by reference herein.

Item 8.01.	Other Events.

On March 7, 2012, the Board approved June 21, 2012 as the date of the Company’s 2012 annual meeting of shareholders (the “Annual Meeting”). The Board also approved April 30, 2012 as the record date for shareholders entitled to notice of and to vote at the Annual Meeting.

Since the Company commenced operations in July 2011 and therefore did not hold an annual meeting of shareholders in 2011, any shareholders of the Company wishing to submit proposals for inclusion in the Company’s proxy statement in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, for consideration at the Annual Meeting, must deliver such proposals prior to the close of business on March 30, 2012 to the Secretary of the Company at the Company’s principal office at 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. Such proposals must also meet the other requirements of the rules of the U.S. Securities and Exchange Commission relating to shareholders’ proposals for inclusion in the Company’s proxy materials.

The Company’s Bylaws contain advance notice provisions that a shareholder must follow to nominate a person for election to the Company’s Board or to present any other business at an annual meeting of shareholders. These provisions require, among other things, that the shareholder give timely notice to the Company of the nomination or other proposed business, that the notice contain specified information about the nominee or proposal and the shareholder, and that the shareholder comply with certain other requirements specified in the Bylaws. In accordance with the Bylaws, since the Company commenced operations in July 2011 and therefore did not hold an annual meeting in 2011, notice by a shareholder of such shareholder’s intention to nominate a person for election to the Board or to propose other business at the Annual Meeting must be delivered to the Company by no later than the close of business on March 24, 2012 (the tenth day after the date of this Form 8-K). If a shareholder’s nomination or proposal is not in compliance with the requirements set forth in the Bylaws or under applicable law, the Company may disregard such nomination or proposal.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Third Amended and Restated Declaration of Trust of FS Energy and Power Fund.
3.2	Amended and Restated Bylaws of FS Energy and Power Fund.
99.1	Press release dated March 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date:	March 13, 2012	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
3.1	Third Amended and Restated Declaration of Trust of FS Energy and Power Fund.
3.2	Amended and Restated Bylaws of FS Energy and Power Fund.
99.1	Press release dated March 13, 2012.